ASR Acquisition, Inc.
                      Unaudited Consolidated Balance Sheet
                                 March 31, 2003



                             ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                  $  (251,429)
     Accounts receivable                          6,259,090
     Insurance Deposit                              647,221
     Current deferred tax asset                           0
     Prepaid expenses and other assets              557,772
                                                -----------
           TOTAL CURRENT ASSETS                   7,212,654
                                                -----------
     Property and equipment                       1,247,108
     Accumulated depreciation                      (589,312)
                                                -----------
           TOTAL PROPERTY AND EQUIPMENT             657,796
                                                -----------
OTHER ASSETS:
     Goodwill,net of accumulated amortization       422,306
     Deposits                                        54,389
                                                -----------
           TOTAL OTHER ASSETS                       476,695
                                                -----------
TOTAL ASSETS                                    $ 8,347,145
                                                ===========

                             ASR Acquisition, Inc.
                      Unaudited Consolidated Balance Sheet
                                 March 31, 2003


                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued expenses               $  7,516,112
     Payroll taxes andother payroll deductions payable      1,310,169
     Workers comensation claims reserve                          --
     Corporate income taxes payable                            80,834
     Current portion of capital lease obligations             136,271
                                                         ------------
           TOTAL CURRENT LIABILITIES                        9,043,386
                                                         ------------
     Capital lease obligations, less current portion           24,439
     Long term debt, net of current portion                   119,060
     Reserve for work compensation, long term               5,003,521
                                                         ------------
           TOTAL LIABILITIES                               14,190,406
                                                         ------------
STOCKHOLDERS' EQUITY:
     Common stock                                                   9
     Additional paid-in captal                              7,699,991
     Accumulated deficit                                  (13,536,261)
     Treasery stock                                            (7,000)
                                                         ------------
           TOTAL STOCKHOLDERS' EQUITY                      (5,843,261)
                                                         ------------
TOTAL LIABILITES AND STOCKHOLDERS' EQUITY                $  8,347,145
                                                         ============

                             ASR Acquisition, Inc.
                Unaudited Consolidated Statements of Operations
                   For the Three Months Ended March 31, 2003





REVENUE                                             $ 51,342,999
COST OF SERVICES
     Salaries and wages of worksite employees         41,935,003
     Benefits                                          8,016,890
     Payroll taxes                                     4,400,611
     Other                                                74,370
                                                    ------------
           Total direct costs                         54,426,874
                                                    ------------
GROSS PROFIT                                          (3,083,875)
OPERATING EXPENSES
     Compensation and benefits                         1,278,668
     General and administrative expenses               7,980,453
     Selling and marketing expenses                      541,659
     Interest expense                                      8,498
                                                    ------------
           Total operating expenses                    9,809,278
                                                    ------------
INCOME BEFORE TAXES                                  (12,893,153)
OTHER INCOME (EXPENSE):
     Other expense - nonrecurring                      1,113,550
                                                    ------------
           Loss before provision for income taxes    (14,006,703)
     Provision for income tax benefit                    514,218
                                                    ------------
NET LOSS                                            $(13,492,485)
                                                    ============